                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 4, 2005

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-2394                13-3768097
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(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

  110 East 59th Street, New York, New York                     10022
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   (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          /_/ Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          /_/ Soliciting material pursuant to rule 15a-12 under the Exchange Act
(17 CFR 240.15a-12)

          /_/  Pre-commencement  communications  pursuant to Rule 15d-2(b) under the Exchange Act (17 CFR 240.15d-2(b))

          /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 4, 2005, WHX Corporation (together with its subsidiaries, the "WHX
Group") and Handy & Harman, its wholly-owned  subsidiary  ("H&H"),  entered into amended and restated employment agreements with each of Neale X. Trangucci,  the
WHX  Group's  Chief  Executive  Officer,  Stewart  E.  Tabin,  the  WHX  Group's
President, Neil D. Arnold, the WHX Group's Executive Chairman, and Robert Hynes,
the WHX Group's Chief  Financial  Officer  (together,  the  "Executives").  Such amended and restated  employment  agreements had the following principal changes from each such Executive's original employment agreement:

   o H&H was added as a party;

   o Each of the Executives'  duties were expanded to  specifically  include the performance of executive management services on behalf of H&H;

   o Each of Messrs. Trangucci, Tabin and Arnold shall be entitled to a bonus of
     $250,000  upon the entry of an order by a court of  competent  jurisdiction confirming a plan filed by WHX Corporation, or its successor, under Chapter
     11 of Title 11 of the United States Code (the "Bankruptcy  Code"),  if such
     Executive is still employed by the WHX Group on such date, and if not still employed  on such date,  such bonus  shall be paid  under  certain  limited circumstances  (no  other  retention  bonus  arrangements  or key  employee retention programs have been implemented);

   o Tabin and Trangucci's  Amended and Restated  Employment  Agreements provide for certain  retirement  benefits pursuant to a separate unfunded agreement to the extent such  benefits  cannot be fully  funded under the WHX Group's
     Pension Plan;

   o WHX Corporation and H&H are jointly and severally liable for all amounts to be paid to each Executive thereunder; and

   o The indemnification provisions were amended to, among other things, provide for indemnification of the Executive by the WHX Group to the fullest extent permitted by WHX Corporation's Certificate of Incorporation and By-Laws and
     Delaware General Corporation Law.

     On  March  4,  2005,  the  WHX  Group  also  adopted  the  WHX  Corporation
Supplemental  Executive Retirement Plan, effective as of February 1, 2004, which provides for specified benefits to be paid to certain of the Executives pursuant to the terms of their Amended and Restated Employment Agreements.

     The foregoing  summary of the Executives'  Amended and Restated  Employment
Agreements and to the WHX Corporation  Supplemental Executive Retirement Plan is
a general  description only and is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits 10.1 - 10.5 to this Current
Report on Form 8-K.

 ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP.

     On March 7, 2005, WHX Corporation (the "Parent") filed a voluntary petition
("Bankruptcy  Filing") under Chapter 11 of the  Bankruptcy  Code with the United
States  Bankruptcy Court for the Southern  District of New York (the "Bankruptcy
Court").  The Parent  continues to operate its businesses and own and manage its properties as  debtor-in-possession  under the  jurisdiction  of the  Bankruptcy
Court and in accordance with the applicable provisions of the Bankruptcy Code.

     Neither Handy & Harman or its  subsidiaries,  nor any of the Parent's other subsidiaries  were included in the Parent's  Bankruptcy  Filing.  All of Handy &
Harman's  operating units are anticipated to continue to conduct business in the ordinary course. The Parent's  Bankruptcy Filing is primarily intended to reduce the Parent's debt,  simplify its capital  structure,  reduce its overall cost of capital  and  provide it with better  access to capital  markets,  as more fully described  in the  Disclosure  Statement  with Respect to the Chapter 11 Plan of
Reorganization of WHX Corporation.

     On March 7, 2005,  the Parent also filed a proposed Plan of  Reorganization of WHX Corporation (the "Plan") and a related proposed Disclosure Statement with the  Bankruptcy  Court.  Both  the  Plan  and the  Disclosure  Statement  may be
modified,  amended or otherwise  changed  before they receive  Bankruptcy  Court
Approval. A copy of the Plan and the Disclosure Statement are attached hereto as
Exhibits 2.1 and 2.2, respectively.

     Bankruptcy  law does not permit  solicitation  of  acceptances  of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan as  providing  adequate  information  of a kind,  and in  sufficient detail,  as far as is reasonably  practicable in light of the nature and history of the Parent and the  condition of the Parent's  books and records,  that would enable a  hypothetical  reasonable  investor  typical of the holder of claims or interests of the  relevant  class to make an informed  judgment  about the Plan.
Accordingly, this announcement is not intended to be, nor should it be construed as, a  solicitation  for a vote on the Plan. The Parent will emerge from Chapter
11 if and when the Plan  receives  the  requisite  stakeholder  approval  and is confirmed by the Bankruptcy Court.

     Further details are included in the press release  attached as Exhibit 99.1 which is incorporated herein by reference.

ITEM 2.04.  TRIGGERING  EVENTS THAT  ACCELERATE  OR INCREASE A DIRECT  FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

     The  Bankruptcy  Filing  created  an event of default  under the  Indenture governing  the Parent's 10 1/2% Senior Notes (the "Senior  Notes") due April 15,
2005. Under the terms of the Senior Notes, as a result of the Bankruptcy Filing, the entire  unpaid  principal  and accrued  interest  (and any other  additional amounts)  became  immediately  due and payable without any action on the part of the trustee or the noteholders.  The current principal amount  outstanding under the Senior Notes is  approximately  $92.8 million.  Accrued interest to March 7,
2005 is approximately $3.8 million. The right of noteholders to seek remedies to enforce  their  rights  under the Senior  Notes  described  above is stayed as a result of the Bankruptcy  Filing, and other creditors' rights of enforcement are subject to the applicable provisions of the Bankruptcy Code. Noteholders have no claims or rights against any of the Parent's subsidiaries.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On March 8, the New York Stock  Exchange  ("NYSE")  issued a press  release stating,  among other things,  that it had determined to suspend  trading in the
Company's  common  stock and that  application  to the  Securities  and Exchange
Commission  to delist the  Company's  common  stock from the NYSE is pending the completion  of  applicable  procedures.  The NYSE  press  release  was issued in response to the Bankruptcy Filing and pursuant to Section 802 of the NYSE Listed
Company  Manual.  If the Company does not appeal the  decision of the NYSE,  the
Company's common stock will be delisted from the NYSE.

ITEM 2.06.   MATERIAL IMPAIRMENTS.

     The WHX Group is in the process of  conducting  its 2004 annual  impairment review of the carrying  value of its goodwill in  accordance  with  Statement of
Financial  Accounting Standards No. 142, "Goodwill and Other Intangible Assets."
As of the date  hereof,  the WHX  Group has not  completed  is  evaluation,  but believes it is likely that it will be required to record an  impairment  charge.
When the WHX Group determines the amount or range of amounts of such impairment, it will amend the Form 8-K to disclose  such amount or range.  The WHX Group had approximately $126 million of goodwill recorded at September 30, 2004.

ITEM 7.01    REGULATION FD DISCLOSURE.

     On  March  7,  2005,  the  Parent  disclosed   certain  limited   financial
projections  for the  period  from 2005 to 2008 (the  "Projections"),  which are included as an exhibit to the  Disclosure  Statement  with Respect to Chapter 11
Plan of  Reorganization  of WHX Corporation (the "Disclosure  Statement")  filed with the Bankruptcy  Court on such date. The  Projections are attached hereto as
Exhibit 99.2.

     The  Projections  reflect  numerous  assumptions  made  in  good  faith  by management  of the WHX  Group,  including  assumptions  with  respect to general business, economic, market and financial conditions and other matters, including effective tax rates and interest rates and the anticipated amount of borrowings, all of which are  difficult  to  predict  and many of which are  beyond  the WHX
Group's  control.  Accordingly,  there can be no assurance that the  assumptions made in preparing the projections will prove accurate. There will be differences between  actual and  projected  results,  and actual  results may be  materially greater or less than those contained in the projections.  The WHX Group believes that the projections were reasonable when made. However,  the WHX Group does not intend to update or otherwise  revise the  projections to reflect  circumstances existing  after the date when made or to reflect the occurrence of future events in the event that any or all of the  assumptions  underlying the projections are shown to be in error.

     The Projections contain information different from that required in the WHX
Group's reports pursuant to the Securities Exchange act of 1934, as amended (the
"Exchange Act"), and that information might not be indicative of the WHX Group's financial  condition  or  operating  results  that would be reflected in the WHX
Group's  financial  statements  or in its reports  pursuant to the Exchange Act.
Results  set forth in the  Projections  should  not be viewed as  indicative  of future results,  and the Projections should not be used for investment purposes.
The internal financial forecasts (upon which the Projections were based in part)
are, in general,  prepared  solely for  internal use and capital  budgeting  and other management decisions and, as a result, are subjective in many respects and thus  susceptible  to  interpretations  and  periodic  revision  based on actual experience and business  developments.  The Projections were not prepared with a view to compliance with the published  guidelines of the Securities and Exchange
Commission or the guidelines  established by the American Institute of Certified
Public Accountants regarding projections or forecasts, and have not been audited
or  reviewed  by   independent   accountants   and  may  be  subject  to  future
reconciliation and adjustments.  The WHX Group's  independent  registered public accounting  firm and its financial  advisors do not express an opinion on or any other  form  of  assurance  with  respect  to  the  Projections  and  assume  no responsibility for the Projections.

ITEM 8.01.  OTHER EVENTS.

     This  current  report on Form 8-K  contains  "forward-looking  statements,"
including  statements  as  to  anticipated  or  expected  results,  beliefs  and opinions,  within the meaning of the Private Securities Litigation Reform Act of
1995 that  reflect  the current  views of the WHX Group with  respect to certain current  and  future  events and  financial  performance.  Such  forward-looking statements  are and  will  be,  as the  case  may  be,  subject  to many  risks, uncertainties  and factors relating to the operations and business  environments of the WHX Group and its subsidiaries  which may cause the actual results of the
WHX Group to be  materially  different  from any future  results,  expressed  or implied,  in such  forward-looking  statements.  Factors that could cause actual results to differ materially from these forward-looking  statements include, but are not  limited to, the  following:  the ability of the Parent to continue as a going  concern;  the ability of the Parent to obtain court approval with respect to motions in the Chapter 11 proceeding  prosecuted by it from time to time; the ability of the Parent to develop, prosecute,  confirm and consummate one or more plans of  reorganization  with respect to the Chapter 11 case;  risks associated with third parties  seeking and obtaining court approval to terminate or shorten the  exclusivity  period for the Parent to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases;  the results of H&H may differ  materially  from those contained in the Projections,  for reasons  including but not limited to, demand for the WHX Group's  products,  economic  conditions,  environmental  costs, the effects of any  hostilities  or act of war (in the Middle East or  elsewhere) or any terrorist attack,  labor costs,  financing costs,  competitive  pressures on pricing, costs of raw materials, weather conditions,  government legislation and regulation, and consumer perceptions of the products of the WHX Group; and other risks and  uncertainties  set forth from time to time in the WHX Group's reports to the U.S. Securities and Exchange Commission.

     Similarly,   these  and  other   factors,   including   the  terms  of  any
reorganization  plan ultimately  confirmed,  can affect the value of the various pre-petition  liabilities of the Parent and the common stock and/or other equity securities of the Parent.  No assurance can be given as to what values,  if any, will be ascribed in the bankruptcy  proceedings to each of these constituencies, and it is possible  that the Parent's  equity will be  restructured  in a manner that will  substantially  reduce or eliminate any remaining value.  Accordingly, the Parent  urges that the  appropriate  caution be  exercised  with  respect to existing and future investments in any of these liabilities and/or securities.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)    Financial Statements of Business Acquired.

            None.

     (b)    Pro Forma Financial Information.

            None.

     (c)    Exhibits.

            EXHIBIT NUMBER    DESCRIPTION
            --------------    -----------

            2.1               Chapter   11   Plan  of   Reorganization   of  WHX
                              Corporation.

            2.2               Disclosure  Statement  with  respect to Chapter 11
                              Plan of Reorganization of WHX Corporation.

            10.1              Amended and Restated Employment Agreement dated as
                              of March 4, 2005 of Neale X. Trangucci.

            10.2              Amended and Restated Employment Agreement dated as
                              of March 4, 2005 of Stewart E. Tabin.

            10.3              Amended and Restated Employment Agreement dated as
                              of March 4, 2005 of Neil D. Arnold.

            10.4              Amended and Restated Employment Agreement dated as
                              of March 4, 2005 of Robert Hynes.

            10.5              WHX Corporation  Supplemental Executive Retirement
                              Plan effective February 1, 2004.

            99.1              Press release dated March 7, 2005.

            99.2              Financial Projections.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    WHX CORPORATION

Dated: March 8, 2005                By:  /s/ Robert Hynes
                                         ----------------------------------
                                         Name:   Robert Hynes
                                         Title:  Chief Financial Officer